UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Rock of Ages Corporation
(Name of Registrant as Specified In Its Charter)

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ROCK OF AGES CORPORATION
772 GRANITEVILLE ROAD
GRANITEVILLE, VERMONT05654

May 20, 2005

To our Stockholders:

       You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Rock of Ages Corporation, to be held at our Conference Center, located across the street from the Rock of Ages main office at 772 Graniteville Road, Graniteville, Vermont 05654, on Wednesday, June 22, 2005 at 10:30 a.m., local time.

         We encourage you to carefully read the enclosed Notice of Annual Meeting and proxy statement, as well as the enclosed 2004 Annual Report.

       After the business items of the annual meeting are completed, a few of our officers will make presentations and we will answer your questions about our growth strategy and our quarrying, manufacturing and retailing operations. We will also introduce our directors and executive officers. Our annual meeting serves as a good opportunity for you to learn more about Rock of Ages and talk informally with many of our people. We will provide informal tours of our quarry and manufacturing operations to shareholders who request them.

        We hope to see you at the annual meeting. It is important that your shares be represented at the annual meeting regardless of whether you are able to attend personally. Therefore, please sign, date and promptly return the enclosed proxy card(s) in the prepaid mailing envelope, or vote by proxy by telephone or through the Internet using the procedures set forth in the accompanying proxy statement and proxy card. If you attend the annual meeting, you may vote in person if you wish, even if you previously submitted a proxy.

         I look forward to seeing you on June 22nd.

Sincerely,

Kurt M. Swenson Chairman, President and Chief Executive Officer

ROCK OF AGES CORPORATION

 772 Graniteville Road
Graniteville, Vermont 05654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 22, 2005

To the Stockholders of
Rock of Ages Corporation:

     Notice is hereby given that the 2005 Annual Meeting of the Stockholders of Rock of Ages Corporation will be held at the Rock of Ages Conference Center, 773 Graniteville Road, Graniteville, Vermont 05654, on Wednesday, June 22, 2005 at 10:30 a.m., local time, for the following purposes:

1.	To elect two Class II directors, each for a three-year term expiring at the annual meeting of stockholders in 2008, and until their respective successors are duly elected and qualified;

2.	To approve the Rock of Ages Corporation 2005 Stock Plan;

3.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2005 fiscal year; and

4.	To transact any other business that may properly come before the annual meeting or any adjournment(s) thereof.

     The close of business on April 29, 2005 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, whether in person or by proxy.

By Order of the Board of Directors

Michael B. Tule Secretary

Your vote is important.  Please sign, date and return the accompanying proxy card(s) in the enclosed envelope, or otherwise vote by proxy in accordance with the voting instructions set forth in the accompanying proxy statement and proxy card(s).  Please note that separate proxy cards have been provided for Class A Common Stock and Class B Common Stock.  If you are a holder of both classes of stock, please sign, date and return both proxy cards or otherwise vote by proxy in accordance with the voting instructions set forth in the accompanying proxy statement and proxy card(s), so that all of your shares are voted.  If you attend the annual meeting, you may vote in person whether or not you have sent in your proxy card(s).

ROCK OF AGES CORPORATION

PROXY STATEMENT

 General

     We are furnishing this proxy statement in connection with the solicitation, by and on behalf of the board of directors of Rock of Ages Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Company's 2005 Annual Meeting of Stockholders, and at any adjournment(s) thereof. The annual meeting will be held at the Rock of Ages Conference Center, 773 Graniteville Road, Graniteville, Vermont, on Wednesday, June 22, 2005 at 10:30 a.m., local time. The principal offices of the Company are located at 772 Graniteville Road, Graniteville, Vermont 05654.

      This proxy statement, the accompanying proxy card(s) and the Company's 2004 Annual Report are first being mailed to stockholders on or about May 20, 2005.

Record Date, Voting Securities, Quorum and Vote Required

     Only holders of record of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), at the close of business on April 29, 2005, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. On the record date, the Company had outstanding (i) 4,660,800 shares of Class A Common Stock, each of which is entitled to one vote, or a total of 4,660,800 votes, and (ii) 2,738,596 shares of Class B Common Stock, each of which is entitled to ten votes, or a total of 27,385,960 votes. Accordingly, at the close of business on the record date, 7,399,396 shares of Common Stock were outstanding, representing a total of 32,046,760 votes.

     The presence at the annual meeting, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Shares held as of the record date by holders who are present or represented by proxy at the annual meeting but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the annual meeting will be counted as present for the purposes of establishing a quorum. If a quorum is present at the meeting, the Class II directors will be elected by a plurality of the votes cast either in person or by proxy at the annual meeting (Proposal No. 1). Under our Amended and Restated By-Laws, approval of the Rock of Ages Corporation 2005 Stock Plan, which we refer to as the "2005 Stock Plan" (Proposal No. 2), and ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2005 fiscal year (Proposal No. 3), will require the affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by proxy at the meeting.

     Shares represented by proxies which are marked "WITHHELD" with regard to one or both nominees for election as a director (Proposal No. 1) will be excluded entirely from the vote on such nominee(s) and thus will have no effect on the outcome of the vote. Shares represented by proxies which are marked "ABSTAIN" with regard to approval of the Company's 2005 Stock Plan (Proposal No. 2) will have the effect of a negative vote. Shares represented by proxies which are marked "ABSTAIN" with regard to the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2005 (Proposal No. 3) will have the effect of a negative vote.

      A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. Brokers holding your shares in their name will be permitted to vote those shares with respect to the election of directors (Proposal No. 1) and the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2005 (Proposal No. 3) without instruction from you, and, accordingly, broker non-votes will not occur with respect to either of those two proposals. Broker non-votes may occur with respect to approval of the Company's 2005 Stock Plan (Proposal No. 2) because brokers holding shares in their name will not be permitted to vote those shares on Proposal No. 2 without instruction from the beneficial owner of such shares. However, broker non-votes will be excluded entirely from, and thus will have no effect on the outcome of, the vote with respect to Proposal No. 2.

Voting

Voting Your Proxy

     You may vote in person at the annual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     If you sign and return your proxy cards(s) to us in time for it to be voted at the annual meeting, one of the individuals named as your proxy will vote your shares as you have directed on the proxy card(s). If you sign and timely return your proxy card(s) but no indication is given as to how to vote your shares as to one or both of the proposals to be voted on at the annual meeting, your shares will be voted FOR any proposal as to which you have given no indication as to how to vote.

     The board of directors knows of no matters, other than Proposal Nos. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Stockholders, and we have not received notice of any such other matter as required by our Amended and Restated By-Laws in order  to be presented at the annual meeting. If any other matter is properly presented at the annual meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

How to Vote by Proxy

     You may vote by proxy by completing, signing, dating and returning your proxy card(s) in the enclosed envelope. If your shares are held in "street name" through a broker, you should provide written instructions to your broker on how to vote your shares. As noted above, if you do not provide your broker with instructions on how to vote your shares it is possible that, with respect to Proposal Nos. 1 and 3, your shares will not be voted on those proposals in the same manner that you would have voted if you had provided instructions. To ensure that your broker receives your instructions, you should promptly complete, sign and send to your broker in the envelope enclosed with this proxy statement the voting instruction form which is also enclosed.

     You may also vote by proxy through the Internet at www.voteproxy.com (by following the on-screen instructions) or by telephone by calling toll-free 1-800-PROXIES from any touch-tone telephone and following the instructions. You should have your proxy card(s) available when you access the web page or call. You may also wish to check the voting form used by the firm that holds your shares to see if it offers telephone or Internet voting.

Changing Your Vote or Revoking Your Proxy

     You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy card(s) by mail, you must (i) file with the Secretary of the Company or other designee of the Company, at or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy you previously submitted or (ii) duly execute a later dated proxy relating to the same shares and deliver it to the Secretary of the Company or other designee before the taking of the vote at the annual meeting. If you voted by proxy electronically through the Internet or by telephone as described above, you may simply vote again at a later date using the same procedures, in which case the later submitted proxy will be recorded and the earlier vote revoked. Attendance at the annual meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary of the Company before the proxy is exercised or you vote by written ballot at the annual meeting. If you hold your shares through a broker, bank or other nominee in "street name," you will need to contact them or follow the instructions in the voting instruction form used by the firm that holds your shares to revoke your proxy.

Voting in Person

    If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your nominee and bring to the annual meeting a "legal proxy" authorizing you to vote your "street name" shares held as of the record date.

 Proxy Solicitation and Expenses

     All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this proxy statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock. The Company has retained American Stock Transfer and Trust Company to assist in the solicitation of proxies. They will be paid an aggregate fee of $1,250 and will be reimbursed for their out-of-pocket expenses. In addition to solicitation by mail, certain directors, officers and regular employees of the Company, who will not receive additional compensation for solicitation, and representatives of American Stock Transfer & Trust Company, may solicit Proxies by telephone, overnight delivery service, facsimile or otherwise.

Delivery Of Proxy Materials and Annual Report To Households

     The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is known as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only a single copy of the Company's 2004 Annual Report and this proxy statement. If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

      Beneficial owners who reside at a shared address at which a single copy of the Company's 2004 Annual Report and this proxy statement is delivered may obtain a separate copy of the Company's 2004 Annual Report and/or this proxy statement without charge by sending a written request to Rock of Ages Corporation, 369 North State Street, Concord, New Hampshire 03301, Attention: Investor Relations, or by calling the Company at (800) 884-7936. The Company will promptly deliver a copy of its 2004 Annual Report and/or this proxy statement upon request.

      Not all brokers, banks or other intermediaries offer beneficial owners the opportunity to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, banker or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1

 ELECTION OF DIRECTORS

General

     In accordance with our amended and restated certificate of incorporation, the members of the board of directors are divided into three classes, designated Class I, Class II and Class III, respectively, and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election and until their successors are duly elected and qualified. Our amended and restated certificate of incorporation also provides that the number of directors shall be fixed from time to time by a majority of the board of directors and that each class of directors shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. Currently, the total number of directorships has been fixed at seven members, allocated among the three classes as follows: three directors in Class I; two directors in Class II and two directors in Class III. There are currently serving two directors in Class I with one vacancy; two directors in Class II; and two directors in Class III. The term of office of the Class II directors expires at the annual meeting. The Class III and Class I directors are serving terms that expire at the annual meeting of stockholders in 2006 and 2007, respectively.

     Pamela G. Sheiffer and Frederick E. Webster Jr., the two Class II directors whose terms are expiring at the annual meeting, were recommended by our Corporate Governance and Nominating Committee, and nominated by the board of directors for election at the annual meeting for a three-year term of office expiring at the annual meeting of stockholders in 2008 and until their successors are duly elected and qualified. Mrs. Sheiffer and Mr. Webster abstained from each of these votes.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS II DIRECTORS. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS CLASS II DIRECTORS.

     Stockholders may not cumulate their votes in the election of directors. Stockholders entitled to vote for the election of directors may withhold authority to vote for either or both of the nominees for directors. If either nominee becomes unavailable for any reason, then the shares represented by a duly executed and timely returned proxy will be voted FOR the other listed nominee and for such other nominee as may be designated by the board of directors as replacement for the nominee who became unavailable. Discretionary authority to do so is included in the proxies. Each person nominated for election has agreed to serve if elected, and the board of directors has no reason to believe that either nominee will be unavailable to serve.

      The following table sets forth the names, ages and, if applicable, position with the Company, of the persons who have been nominated for election as Class II directors at the annual meeting and the other current directors of the Company. Both of the nominees for election as Class II directors are incumbent directors.

NAME	AGE	TITLE

Nominees for Class II Directors (For Term Expiring at 2008 Annual Meeting)

Pamela G. Sheiffer (1)	59	Director

Frederick E. Webster Jr. (2)	67	Director

Continuing Class III Directors (Term Expires at 2006 Annual Meeting)

Richard C. Kimball	64	Vice Chairman and Director

Kurt M. Swenson	60	Chairman of the Board, President and Chief Executive Officer

Continuing Class I Directors (Term Expires at 2007 Annual Meeting)

James L. Fox (2)	53	Director

Charles M. Waite (2)	72	Director

(1)	Member of the Corporate Governance and Nominating Committee and the Compensation Committee.

(2)	Member of the Audit Committee, the Corporate Governance and Nominating Committee, and the Compensation Committee.

     Special Note: Douglas M. Schair, a Class I Director, died on January 26, 2005. The Corporate Governance and Nominating Committee is currently engaged in a director search to fill the vacancy created by Mr. Schair's untimely death but the search has not as yet been completed. In the event the Corporate Governance and Nominating Committee selects a candidate at some point after June 22, 2005, the Board has the authority to fill the vacancy for the interim period until the 2007 annual meeting. See page 9 regarding stockholder recommendations for directors.

     Certain additional information concerning the directors and nominees for director is set forth below. Other than Swenson Granite Company LLC ("Swenson LLC"), which could be considered an affiliate of the Company, none of the corporations or organizations referred to below with which a director or nominee for director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

Directors

      James L. Fox has been a director of the Company since October 1997. He has been Executive Vice President and Chief Financial Officer of The BISYS Group, Inc. a provider of business process outsourcing services to the financial services industry, since September 2003. He was President of Fund Services Division of The BISYS Group, Inc. from April 2003 to September 2003. From August 2001 to April 2003, he was President and Chief Executive Officer of govOne Solutions, L.P., an electronic government payment service. From June 2000 to August 2001, he was Vice President-Corporate Development and Chief Financial Officer of Gomez, Inc., a research and consulting firm specializing in Internet quality measurement. Prior to joining Gomez, Mr. Fox had been Vice Chairman of PFPC Inc., a division of the PNC Financial Services Group, Inc. from December 1999 to June 2000. Before joining PFPC, Inc., Mr. Fox had an eleven year career with the Investor Services Group of First Data Corporation, a provider of processing and mutual fund and retirement services for mutual fund complexes, banks, insurance companies and advisory firms, including President and Chief Executive Officer (1999) and Chief Operating Officer (1997-1999). Mr. Fox's current term as a director of the Company will expire at the Company's 2007 Annual Meeting.

      Richard C. Kimball has been a director of the Company since 1986, and Vice Chairman since 1993. From 1993 to January 2001, he was Vice Chairman and Chief Operating Officer/Memorials Division of the Company and from January 2001 to December 2004, was Chief Strategic and Marketing Officer. Prior to joining the Company, Mr. Kimball served as a director, principal and President of The Bigelow Company, Inc., a strategic planning and investment banking firm from 1972 until 1993. Mr. Kimball retired as an employee of the Company on December 31, 2004 and his current term as a director will expire at the Company's 2006 Annual Meeting.

        Pamela G. Sheiffer has been a director of the Company since June 2004. Since 1997, she has been President of P. Joyce Associates, Inc., a consulting firm specializing in retail, manufacturing, licensing and providing services to investment firms. From 1995 to 1997, she was CEO of The Design and Source Company, a manufacturer and marketer of ladies apparel. From 1988 to 1995, she was Vice President of Merchandising and Marketing for the Retail Apparel Group, Inc. d/b/a Dots, a retailer of women's clothing with over 250 stores nationwide. Prior to that, Ms. Sheiffer held various senior management positions in retail and manufacturing, including Senior Vice President of May Department Stores. She is currently Vice Chairman and Chair of the Development Committee of Learning Lenders, New York City's largest educational nonprofit with over 14,000 volunteers in New York City schools. She has been a member of the board of directors of Dan River Mills, Inc., a manufacturer and marketer of textile products for home fashions and apparel fabrics, since February 2005. Ms. Sheiffer's current term as a director will expire at the Company's 2005 Annual Meeting.

     Kurt M. Swenson has been President, Chief Executive Officer and Chairman of the board of directors of the Company since 1984. Prior to the Company's initial public offering in 1997, Mr. Swenson had been the Chief Executive Officer and a director of Swenson Granite Company, Inc. since 1974. Mr. Swenson currently serves as non-officer Chairman of the board of Swenson Granite Company, LLC, a Delaware limited liability company engaged in the granite curb and landscaping business. Swenson Granite Company, LLC may be deemed an affiliate of the Company. He is also a director of the American Monument Association, the National Building Granite Quarries Association and Group Polycor International and Polycor, Inc. Mr. Swenson's current term as a director will expire at the Company's 2006 Annual Meeting.

     Charles M. Waite has been a director of the Company since 1985. Since 1989, Mr. Waite has been managing partner of Chowning Partners, a financial consulting firm that provides consulting services to New England companies. Mr. Waite's current term as a director will expire at the Company's 2007 Annual Meeting.

     Frederick E. Webster Jr., Ph.D. has been a director of the Company since October 1997. He was a Professor of Management at the Amos Tuck School of Business Administration of Dartmouth College from 1965 until 2002, and is now a Professor Emeritus. He is also a management consultant and lecturer, and is Visiting Scholar at the Eller College of Management, University of Arizona. He is also a director of Samuel Cabot, Inc., a manufacturer and marketer of wood care products, and Diamond Phoenix Corp., a designer and manufacturer of automated materials handling systems. Mr. Webster's current term as a director will expire at the Company's 2005 Annual Meeting.

Director Independence

     The board of directors has determined that each of the following directors is an "independent director" within the meaning of Rule 4200(a)(15) of the Marketplace Rules of the NASDAQ Stock Market, Inc. ("NASDAQ"): James L. Fox; Pamela G. Sheiffer; Charles M. Waite and Frederick E. Webster Jr.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is certain information concerning non-director employees who are executive officers of the Company. Each executive officer serves for a term of one year (and until his or her successor is chosen and qualified) at the discretion of the board. There are no family relationships between any of the Company's directors and executive officers. Except for Keith Monument Company, LLC and Rock of Ages Canada, Inc., none of the corporations or organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

     Caryn A. Crump, age 52, has been Senior Vice President of Marketing/Memorials Division since October 2004. From 2003 to 2004, she was a self-employed marketing consultant. From 2001 to 2003, Ms. Crump worked at ConAgra Foods-Premium Frozen Food Products and where she served as Vice President/General Manager. From 1997 to 2001, she worked at Pennzoil-Quaker State Company, an automotive consumer products and service company, where she served as Senior Vice President of the Automotive Chemicals Division, and Vice President/Brand Management for Pennzoil Products and Motor Oil Division. From 1995 to 1996, Ms. Crump was Brand Manager for Shell Oil, and from 1980 to 1995, she held various positions for Coca Cola Foods, including director of Marketing Services (1994-1995) and General Manager-Grocery Products (1992-1994).

     Douglas S. Goldsmith, age 35, has been Chief Financial Officer and Senior Vice President of Finance and Administration and Treasurer since September 2001. From 1997 until September 2001, Mr. Goldsmith served as the Chief Information Officer of the Company. From 1991 to 1997, he held various positions in the engineering department, and was responsible for the integration of the Company's information systems for the manufacturing operations in the U.S. and Canada.

     Jon M. Gregory, age 55,has been President and Chief Operating Officer/Quarries Division of the Company since 1992. Mr. Gregory was a director of the Company from October 1998 to June 2003. Between 1975 and 1992, Mr. Gregory served in various positions, including Senior Vice President-Memorials Division, Manager of Manufacturing and line production supervisor.

     Donald Labonte, age 43, has been President and Chief Operating Officer/Manufacturing Division since August 2002 and has been President of Rock of Ages Canada, Inc., a wholly owned subsidiary of the Company, since 1999. From January 2002 to July 2002, he was Vice President/Manufacturing. From 1998 to 1999, he was Vice President/General Manager of Rock of Ages Canada, Inc. From 1993 to 1998, Mr. Labonte was Director of Operations of Rock of Ages Canada, Inc. From 1980 to 1993, Mr. Labonte held various positions in the manufacturing plant at Rock of Ages Canada, Inc.

     Michael B. Tule, age 43, has been Senior Vice President, General Counsel and Secretary of the Company since April 2000. From March 1996 to April 2000, he was Vice President, General Counsel and Secretary of WPI Group, Inc., a provider of diagnostic tools for commercial vehicles. Prior to 1996, Mr. Tule was a partner at the Manchester, New Hampshire law firm of McLane, Graf, Raulerson & Middleton, P.A.

     Rick Wrabel, age 49, has been President and Chief Operating Officer/Memorials Division since May 17, 2004. From January 2002 to May 2004, Mr. Wrabel was a self-employed marketing consultant. From 1999 to 2001, he worked at Pennzoil-Quaker State Company, an automotive consumer products and service company, where he served as President of the Consumer Products Group from 2000 to 2001, and President of the Axius Division of Pennzoil-Quaker State from 1999 to 2000. From 1993 to 1999, Mr. Wrabel held numerous positions at Oral B Laboratories, a division of The Gillette Company that manufactures, markets and sells a comprehensive line of oral care products, including President of North America (1998 to 1999); General Manager of Australia, New Zealand and South Pacific (1997 to 1998); Vice President of Sales (1996 to 1997); and National Sales Manager (1993 to 1995). From 1983 to 1993, Mr. Wrabel held numerous sales and management positions in American Home Products-A.H. Robins Company, a pharmaceutical and consumer products company, including Director-National Accounts. Mr. Wrabel began his career as a sales representative for Metropolitan Life Insurance Company.

BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors met 5 times and acted by unanimous written consent 4 times in 2004. Directors are encouraged but not required to attend the annual meeting of the Company's shareholders. All of our directors attended the 2004 Annual Meeting of Stockholders.

     The board of directors currently has three standing committees: the Compensation Committee, the Corporate Governance and Nominating Committee and the Audit Committee. The functions of these committees and the number of meetings held during 2004 are described below.

Compensation Committee

     The Compensation Committee consists of James L. Fox, Charles M. Waite, Frederick E. Webster Jr., and Pamela G. Sheiffer, each of whom is an "independent director" within the meaning of Rule 4200(a)(15) of the NASDAQ Marketplace Rules, a "Non-Employee Director" within the meaning of Rule 16(b)(3) under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee has a charter, a copy of which is available on our website at www.rockofages.com.

     The principal function of the Compensation Committee is to oversee the remuneration arrangements (including benefits) for the executive officers of the Company. The Compensation Committee has also administered and made grants of stock-based awards under, the Company's Amended and Restated 1994 Stock Plan, as amended through October 26, 1998 (the "1994 Plan"). The 2005 Stock Plan, which stockholders will vote on at the annual meeting (Proposal No. 2), provides that the Compensation Committee will administer, and make grants of stock-based awards under, the 2005 Stock Plan. The Compensation Committee met 2 times as a committee during 2004. The report of the Compensation Committee is included in this proxy statement beginning on page 18.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee consists of James L. Fox, Pamela G. Sheiffer, Charles M. Waite and Frederick E. Webster Jr., each of whom is an "independent director" within the meaning of Rule 4200(a)(15) of the NASDAQ Marketplace Rules. The Corporate Governance and Nominating Committee has a charter, a copy of which is available on our website at www.rockofages.com.

    The key functions of the Corporate Governance and Nominating Committee are: identifying and recommending to the board of directors individuals qualified to serve as directors of the Company and on committees of the board; advising the board with respect to board composition, procedures and committees; developing and recommending to the board a set of corporate governance guidelines applicable to the Company and corporate governance matters generally; and overseeing the evaluation of the board and its committees.

     Among the qualifications that the Corporate Governance and Nominating Committee will consider in selecting director candidates are experience, skills, expertise, relevant industry background and knowledge, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, material relationships with the Company and independence from management of the Company. While the Corporate Governance and Nominating Committee has not formally adopted any specific, minimum qualifications that it believes must be met by a Committee-recommended nominee, or any specific qualities or skills that it believes are necessary for one or more of the Company's directors to possess, the Committee will require that the nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board's oversight of the business and affairs of the Company, and that the nominee have a record and reputation for honest and ethical conduct in both his or her professional and personal activities.

      The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the board of directors and the qualifications of the proposed candidate. To have a candidate considered by the Corporate Governance and Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

  The name and address of the stockholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and
  The name, age, business and residence address of the proposed candidate, the proposed candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Corporate Governance and Nominating Committee and nominated by the board of directors.

     In order for a proposed candidate recommended by a stockholder as described above to be considered by the Corporate Governance and Nominating Committee and nominated by the board for election at an annual meeting of stockholders, the stockholder recommendation and information described above must be sent by certified or registered mail, return receipt requested, to the attention of the Secretary at Rock of Ages Corporation, 369 North State Street, Concord, New Hampshire 03301 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's preceding annual meeting of stockholders.

     While the Corporate Governance and Nominating Committee has not adopted any formal process for identifying and evaluating potential nominees for director, it expects that the identification process will include asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the board; for example, retirement as a senior executive of a company or other organization or exiting government or military service. The Corporate Governance and Nominating Committee also anticipates that it may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

     Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. The Committee expects that if it determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. If the person expresses a willingness to be considered and to serve on the board, the Committee will request information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and will conduct one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. It is not currently anticipated that the Committee's evaluation process would vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the board of directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Audit Committee

     The Audit Committee, which consists of Messrs. Fox, Waite and Webster, is a separately designated committee established by the board of directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Mr. Webster was appointed to the Audit Committee in February 2005 to fill the vacancy created by the death of Douglas M. Schair. The board of directors has determined that James L. Fox, Chairman of the Audit Committee, is an "audit committee financial expert" as defined by Item 401(h)(2) of Regulation S-K of the Securities Act 94 1933, as amended, and that each of the members of the Audit Committee is independent under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the applicable rules of the National Association of Securities Dealers, Inc. within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

     The Audit Committee operates under, and has the responsibilities set forth in, the amended and restated written charter adopted by the board of directors which was annexed to the Company's proxy statement relating to its 2004 Annual Meeting of Stockholders. The principal function of the Audit Committee is to endeavor to assure the integrity and adequacy of financial statements issued by the Company. The report of the Audit Committee in respect of fiscal year 2004 is included in this proxy statement at page 26.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

     The board of directors has a established a process to receive communications from stockholders by mail. Stockholders who wish to communicate with the board of directors or a particular director or group of directors may send a letter to the Secretary of the Company at 369 North State Street, Concord, New Hampshire 03301. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors or members of a board committee by either name or title.

     All communications received as set forth in the preceding paragraph will be forwarded to and opened by the Legal Department for the sole purpose of determining whether the contents contain a message or other communication to one or more of our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the board or any individual director or group or committee of directors, the Legal Department will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the envelope is addressed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 29, 2005 certain information with respect to the beneficial ownership of the Common Stock by (i) each director, (ii) each Named Executive Officer (as defined below), (iii) each beneficial owner of more than 5% of either class of the outstanding Common Stock known to the Company, and (iv) all directors and executive officers of the Company as a group. This information is based upon information received from or on behalf of the individuals or entities named below, except as otherwise noted. The Class B Common Stock is convertible on a share-for-share basis into Class A Common Stock. The Class B Common Stock is entitled to ten votes per share and the Class A Common Stock is entitled to one vote per share. Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission. Except as indicated in the footnotes below, the Company believes, based on the information furnished or otherwise available to it, that the person and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. The calculation of beneficial ownership is based upon 4,660,800 shares of Class A Common Stock and 2,738,596 shares of Class B Common Stock outstanding as of April 29, 2005.

     In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of such person, shares of Class A Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 29, 2005 were deemed to be outstanding, and shares of Class B Common Stock owned by such person were deemed to be converted into Class A Common Stock. Such shares were not deemed to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

	SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED		SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER (1)	NUMBER	PERCENT OF CLASS	NUMBER (2)	PERCENT OF CLASS (2)

Andrew Delaney (3) 2727 Allen Parkway, Suite 460 Houston, TX 77019	—	—	336,437	7.1%

Connors Investor Services, Inc. (4) 1100 Berkshire Boulevard Wyomissing, PA 19610	—	—	310,450	6.6%

Dimensional Fund Advisors, Inc. (5) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	—	—	280,800	6.0%

AXA Financial, Inc. (6) 1290 Avenue of the Americas New York, NY 10104	—	—	240,578	5.1%

Kurt M. Swenson (7) **	1,005,000	36.7%	1,135,000	19.9%
Kevin C. Swenson (8)	1,023,489	37.4%	1,023,489	17.9%
Estate of Douglas M. Schair (9)	—	—	579,303	12.3%
Robert L. Pope	144,875	5.3%	144,875	3.0%
Richard C. Kimball **	29,126	1.1%	113,426	2.4%
Jon M. Gregory (10)**	—	—	61,326	1.3%
Charles M. Waite **	29,126	1.1%	45,000	*
James L. Fox**	—	—	1,000	*
Frederick E. Webster Jr.**	—	—	5,000	*
Donald Labonte (11) **	—	—	9,000	*
Pamela G. Sheiffer **	—	—	2,500	*
Rick Wrabel (12)**	—	—	37,000	*
Terry Shipp**	—	—	1,000	*
Dennis Merchant (13)**	—	—	15,000	*
All directors and executive officers as a group (14 persons) (13)	1,063,252	38.8%	1,483,752	24.6%

**    Named Executive Officer and/or Director

*      Less than 1%

(1)

The business address of Kevin C. Swenson and each director and Named Executive Officer of the Company is c/o Rock of Ages Corporation, 369 North State Street, Concord, New Hampshire 03301. The business address of Robert L. Pope is c/o Swenson Granite Company LLC, 54 Willey Street, Barre, Vermont 05641.

(2)

For each beneficial owner (and directors and executive officers as a group), (i) the number of shares of Class A Common Stock listed includes (or is comprised solely of) a number of shares equal to the number of shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) and (ii) the percentage of Class A Common Stock listed assumes the conversion on March 28, 2005 of all shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) into Class A Common Stock and also that no other shares of Class B Common Stock beneficially owned by others are so converted.

(3)

According to a Schedule 13D dated October 18, 2002, Andrew Delaney, a private investor with an address of 2727 Allen Parkway, Suite 460, Houston TX 77019 has sole voting and dispositive power with respect to the 336,437 shares of Class A Common Stock.

(4)

According to a Schedule 13G dated February 14, 2005, Connors Investment Services, Inc. in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares held as of record by certain investment companies, trusts or other accounts it advises or manages.

(5)

According to a Schedule 13G dated February 9, 2005, Dimensional Fund Advisors, Inc., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares held of record by certain investment companies, trusts or other accounts that it advises or manages.

(6)

According to a Schedule 13G dated February 14, 2005, AXA Financial Services, Inc., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the shares held of record by certain investment companies, trusts or other accounts it advises or manages.

(7)

Kurt M. Swenson is the brother of Kevin C. Swenson. Includes 1,005,000 shares of Class B Common Stock and 130,000 shares of Class A Common Stock held by the Kurt M. Swenson Revocable Trust of 2000. Kurt M. Swenson, as the sole trustee of the Kurt M. Swenson Revocable Trust of 2000, beneficially owns such shares. Does not include 61,489 Class B shares of Common Stock held by trusts with an independent trustee for the benefit of Mr. Swenson's adult children.

(8)	Kevin C. Swenson is the brother of Kurt M. Swenson. Does not include 38,000 shares of Class B Common Stock held by trusts with an independent trustee for the benefit of Mr. Swenson's adult children.

(9)

Douglas M. Schair, a former director of the Company, died January 26, 2005. Includes 9,000 shares of Class A Common Stock subject to currently exercisable stock options, which his estate may exercise on or before June 27, 2005, in accordance with the plan. Also includes 18,800 shares of Class A Common Stock held by a trust of which Mr. Schair was co-trustee until his death. Mr. Schair disclaimed beneficial ownership of such shares. Does not include 15,018 shares held by trusts with an independent trustee for the benefit of Mr. Schair's adult children.

(10)	Includes 36,000 shares of Class A Common Stock subject to currently exercisable options.

(11)	Includes 9,000 shares of Class A Common Stock subject to currently exercisable stock options.

(12)	Includes 30,000 shares of Class A Common Stock subject to currently exercisable stock options.

(13)	Includes 9,000 shares of Class A Common Stock subject to currently exercisable stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires directors, certain officers and beneficial owners of more than 10% of our Common Stock to file reports of initial beneficial ownership and changes in beneficial ownership of our Common Stock with the Securities and Exchange Commission. Based solely upon a review of reports filed pursuant to Section 16(a) of the Exchange Act and written representations by such reporting persons, we believe during fiscal year 2004 such persons made all required filings, except Douglas M. Schair, a former director of the Company until his death in January 2005, filed a late Form 4 (Statement of Changes in Beneficial Ownership) reporting the acquisition of 20,000 shares of Class A Common Stock; and a late Form 4 reporting the acquisition of an aggregate of 18,800 shares of Class A Common Stock by a trust of which Mr. Schair is co-trustee. Mr. Schair disclaims ownership of the shares held by the trust. The late reports were the result of inadvertent clerical error. In addition, Derek Dearwater, Vice President, Wholesale Sales/Memorials failed to report a purchase of 410 shares of Class A Common Stock. Mr. Dearwater reported the purchase on Form 5 (Annual Statement of Changes in Beneficial Ownership), which was also filed late. Mr. Dearwater is no longer subject to Section 16 reporting requirements since he is not considered to be an executive officer of the Company.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth compensation information for the years ended December 31, 2004, 2003 and 2002 with respect to the Chief Executive Officer of the Company, each of the four other most highly compensated executive officers and Terry Shipp and Dennis Merchant, each of whom served as an executive officer for only part of 2004 and would have been one of our four other most highly compensated executive officers as of December 31, 2004 had they still been executive officers of the Company at that time (the "Named Executive Officers").

NAME AND PRINCIPAL POSITION	YEAR	SALARY		BONUS		LONG-TERM COMPENSATION SECURITIES UNDERLYING OPTIONS (#)	ALL OTHER COMPENSATION (1)

Kurt M. Swenson	2004	$445,000	(2)	$—		—	$17,674	(5)
President, Chief Executive Officer and	2003	$430,008	(2)	$15,000	(2)	—	$7,831	(5)
Chairman of the board of directors	2002	$420,000	(2)	$30,000	(2)	—	$2,878	(5)

Richard C. Kimball (8)	2004	$315,000	(3)	$20,000	(3)	—	$14,384	(6)
Chief Strategic and Marketing Officer,	2003	$300,000	(3)	$15,000	(3)	—	$6,329	(6)
Director	2002	$290,016	(3)	$30,000	(3)	—	$2,335	(6)

Jon M. Gregory	2004	$300,004	(4)	$30,000		—	$2,849	(7)
President and Chief Operating Officer/	2003	$260,004		$25,000		—	$1,350
Quarries Division	2002	$250,008		$50,000		60,000	$1,250

Donald Labonte	2004	$185,359		$15,000		—	$13,756	(9)
President and Chief Operating Officer/	2003	$192,414		$15,000		—	$12,031	(9)
Manufacturing Division	2002	$132,293		$5,000		15,000	$8,544	(9)

Rick Wrabel (10)	2004	$175,005		$20,000		150,000	$16,800	(11)
President/Memorials Division

Terry Shipp (12)	2004	$223,335		$—		—	$1,450
Vice President/	2003	$235,008		$—		—	$1,350
Ohio Valley and Central Region	2002	$204,590		$5,000		10,000	$1,250

Dennis Merchant (13)	2004	$180,000		$8,000		—	$1,450
Vice President/Retail Operations	2003	$175,008		$—		—	$1,350
	2002	$167,004		$5,000		15,000	$1,250

(1)	Except as otherwise specified, represents a matching contribution under the Company's 401(k) Plan.

(2)

For 2004, includes $85,000 of salary and $15,000 of bonus paid in 2004 on account of 2003 results, earned but deferred at the election of Mr. Swenson pursuant to the Rock of Ages Key Employees Deferred Salary Plan ("Deferred Salary Plan"). For 2003, includes $70,000 of salary and $30,000 of bonus paid in 2003 on account of 2002 results, deferred at the election of Mr. Swenson under the Deferred Salary Plan. For 2002, includes $60,000 of salary deferred at the election of Mr. Swenson under the Deferred Salary Plan.

(3)

For 2004, includes $85,000 of salary and $15,000 of bonus paid in 2004 on account of 2003 results, earned but deferred at the election of Mr. Kimball pursuant to the Deferred Salary Plan. For 2003, includes $50,000 of salary and $30,000 of bonus paid in 2003 on account of 2002 results, deferred at the election of Mr. Kimball under the Deferred Salary Plan. For 2002, includes $40,008 of salary deferred at the election of Mr. Kimball under the Deferred Salary Plan.

(4)	Includes $40,008 of salary for 2004 earned but deferred by Mr. Gregory pursuant to the Deferred Salary Plan.

(5)

Includes $16,224 for 2004, $6,481 for 2003, and $1,028 for 2002 of interest credited on deferred compensation pursuant to the Deferred Salary Plan in excess of 120% of the applicable federal long term rate.

(6)

Includes $12,934 for 2004, $4,979 for 2003, and $1,085 for 2002 of interest credited on deferred compensation pursuant to the Deferred Salary Plan in excess of 120% of the applicable federal long term rate.

(7)	Includes $1,399 for 2004 of interest credited on deferred compensation pursuant to the Deferred Salary Plan in excess of 120% of the applicable federal long term rate.

(8)	Mr. Kimball retired from his employment with the Company as of December 31, 2004.

(9)	Represents amounts paid by the Company to Mr. Labonte's self-directed retirement account under the Retirement Plan for Salaried Employees of Rock of Ages Canada, Inc.

(10)	Mr. Wrabel joined the Company as of May 17, 2004.

(11)	Represents amounts paid for temporary living allowance.

(12)	Mr. Shipp was considered to be an executive officer until October 2004. He resigned from employment in December 2004.

(13)	Mr. Merchant was considered to be an executive officer until October 2004.

Stock Option Grants in Last Fiscal Year

The following table sets forth information concerning options to purchase Class A Common Stock held by the Named Executive Officers that were granted during 2004. The Company has not granted any stock appreciation rights.

Name	Number of Securi- ties Underlying Options Granted	Percent of Total Op- tions Granted to Em-ployees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term

					5% ($)	10% ($)

Rick Wrabel	150,000	70%	$7.15	05/10/2014	$674,000	$1,709,000

(1)	The options become exercisable in 20% increments on May 10, 2005, 2006, 2007, 2008 and 2009, respectively, subject to Mr. Wrabel's continued employment.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information concerning options to purchase Class A Common Stock held by the Named Executive Officers. The Company has not granted any stock appreciation rights.

			EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
NAME	SHARES ACQUIRED ON EXERCISE	VALUE REALIZED (1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT DECEMBER 31, 2004		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT DECEMBER 31, 2004 (2)

Kurt M. Swenson	—	$—	—	—	$—	$—
Richard C. Kimball	—	$—	—	—	$—	$—
Jon M. Gregory	—	$—	24,000	36,000	$31,680	$47,520
Donald Labonte	10,000	$17,100	6,000	9,000	$7,920	$11,880
Dennis Merchant	10,000	$34,200	4,000	—	$5,280	$—
Terry Shipp	15,000	$34,200	4,000	—	$5,280	$—
Rick Wrabel	—	$—	—	150,000	$—	$22,500

(1)	These values are calculated using the closing price of the Class A Common Stock on the NASDAQ National Market on the date of exercise.

(2)	These values are calculated using the $7.30 per share closing price of the Class A Common Stock on the NASDAQ National Market on December 31, 2004.

Pension Plans

     The Company maintains a qualified pension plan (the "Pension Plan"), and has entered into nonqualified salary continuation agreements (the "Salary Continuation Agreements") with certain officers of the Company, including some of the Named Executive Officers listed in the table on page 14. The Company's Pension Plan is noncontributory and provides benefits based upon length of service and final average earnings. Generally, employees age 21 with one year of continuous service are eligible to participate in the Pension Plan. The annual pension benefits shown for the Pension Plan assume a participant attains age 65 during 2003 and retires immediately. The Employee Retirement Income Security Act of 1974 places limitations on the compensation used to calculate pensions and on pensions that may be paid under federal income tax qualified plans, and some of the amounts shown on the following table may exceed the applicable limitations. Such limitations are not currently applicable to the Salary Continuation Agreements.

Pension Plan Table

     The following table shows the total estimated annual retirement benefits payable upon normal retirement under the Pension Plan for the Named Executive Officers at the specified executive remuneration and years of continuous service.

FINAL AVERAGE COMPENSATION	15 YEARS	20 YEARS	25 YEARS	30+ YEARS

$125,000	$38,335	$51,114	$63,892	$76,671
$150,000	$46,585	$62,114	$77,642	$93,171
$175,000	$54,835	$73,114	$91,392	$109,671
$200,000	$63,085	$84,114	$105,142	$126,171
$225,000	$71,335	$95,114	$118,892	$142,671
$250,000	$79,585	$106,114	$132,642	$159,171
$275,000	$87,835	$117,114	$146,392	$175,671
$300,000	$96,085	$128,114	$160,142	$192,171
$325,000	$104,335	$139,114	$173,892	$208,671
$350,000	$112,585	$150,114	$187,642	$225,171
$375,000	$120,835	$161,114	$201,392	$241,671
$400,000	$129,085	$172,114	$215,142	$258,171
$425,000	$137,335	$183,114	$228,892	$274,671
$450,000	$145,585	$194,114	$242,642	$291,171
$475,000	$153,835	$205,114	$256,392	$307,671
$500,000	$162,085	$216,114	$270,142	$324,171

     These calculations are based on the retirement formula in effect as of December 31, 2002, which provides an annual life annuity at age 65 equal to 1.8% of a participant's final five-year average compensation (excluding bonus) plus .4% of a participant's final five-year average compensation in excess of social security covered compensation times years of service to a maximum of 30 years. The pension benefits are not reduced for social security or other pension benefits received by participants. Estimated years of continuous service for each of the Named Executive Officers, as of December 31, 2004 and rounded to the full year, are: Mr. Gregory, 29 years; Mr. Kimball, 12 years; Mr. Shipp, 3 years; Mr. Swenson, 31 years and Mr. Wrabel, 1 year.

     In addition, the Company's Salary Continuation Agreements provide for supplemental pension benefits to certain officers of the Company, including the Named Executive Officers listed in the table below. The following table sets forth the supplemental pension benefits for the specified Named Executive Officers under their respective Salary Continuation Agreements.

NAME	ANNUAL BASE COMPENSATION	TOTAL YEARS OF SERVICE AT AGE 65	ANNUAL RETIREMENT BENEFIT AT AGE 65
R. Kimball	$315,000	12	37,800
K. Swenson	$445,000	26	127,270
J. Gregory	$300,000	39	70,200

     These calculations are based on individual Salary Continuation Agreements, which provide a 100% joint and survivor annuity at age 65 equal to a percentage, ranging from .6% to 1.1%, of a participant's highest annual base compensation times full years of service. The board of directors has determined the percentage range. There are no compensation increases assumed in these calculations.

     The Company has a deferred salary plan ("Plan") for certain management and highly compensated employees within the meaning of Section 2520.104-23(d) of the U.S. Department of Labor Regulations. Participation in the Plan is limited to those employees designated by the board of directors in its sole discretion, and who satisfy the following criteria: the employee has attained the age of 55; the employee is an executive officer of the Company; the employee has completed a minimum of ten years of continuous service with the Company; and the employee's annual base salary, fringe benefits and other non-cash compensation exceeds $200,000 (subject to adjustment each year to reflect the average percentage change in the base salaries of all officers of the Company). Currently, Mr. Swenson, Mr. Kimball and Mr. Gregory are the only participants in the Plan. Participants may make an irrevocable election to defer up to $100,000 annually under the Plan. Any amounts deferred are held in deferred salary accounts created by the Company. Interest at the rate of 12% per annum is credited on a monthly basis to each Participant's deferred salary account. The aggregate account balances remain part of the general unrestricted assets of the Company and are available for investment and use by the Company. Participants do not have any right or claim to any specific assets of the Company, but only a claim against the Company as a general, unsecured creditor to the extent of the undistributed portion of their deferred salary account. Benefits under the Plan are paid upon the retirement, death or disability of the participant or other termination of participation, subject to certain procedures relating to distribution.

     The Company has a retirement plan for its Canadian employees, the Retirement Plan for Salaried Employees of Rock of Ages Canada, Inc. (the "Canadian Retirement Plan"), which is registered with the Province of Quebec and the Government of Canada. All salaried, non-union employees of Rock of Ages Canada, Inc. are participants in the Canadian Retirement Plan, including Mr. Labonte. Pursuant to the Plan, Rock of Ages Canada contributes 8% of a participant's monthly compensation each month to each participant's account. The investments in the account are self-directed by each participant with a range of investment options. Rock of Ages Canada may, at its discretion, make an additional contribution to a participant's account, up to a maximum aggregate amount of $15,500 CDN per year (including amounts previously contributed during the year).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Mr. Fox, Mr. Waite and Mr. Webster served as members of the Compensation Committee for all of 2004, and Ms. Sheiffer became a member of the Compensation Committee in June 2004. None of the members of the Compensation Committee is currently or has ever been an officer or employee of the Company or any of its subsidiaries. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the board of directors or the Compensation Committee.

COMPENSATION COMMITTEE  REPORT

 Overall Policy

     The Company's compensation policy is designed to link compensation of the Company's executives to the Company's performance and to each executive's contribution and performance. The objectives of this policy are to attract and retain the best possible executives, to motivate them to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results, both short term and long term.

     The Compensation Committee determines the compensation of the Company's executive officers, including the Named Executive Officers whose compensation is detailed in this proxy statement.

     The Company's executive compensation consists of these principal components: base salary, annual bonus awards and stock incentives. In addition, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the specific elements described below.

Base Salaries

     The Compensation Committee determined the base salaries of the Company's executive officers including Mr. Swenson, the Company's chief executive officer, for 2004. In determining such base salaries, the Compensation Committee considered historical salaries paid by the Company to officers having similar duties and responsibilities, salaries paid to similar executives by publicly held companies in the death care industry, the performance of each executive officer and the contribution of that officer to the performance of the Company.

     In evaluating Mr. Swenson's performance and setting his salary, the Compensation Committee primarily considered Mr. Swenson's success in implementing the strategic goals of the Company, including the successful search for and hiring of a new chief operating officer for the Memorials Division, implementation of the Company's retail distribution strategy, and managing the Company's personnel. The Committee also considered the impact on corporate performance of his efforts to develop and implement new business strategies and enhance the Company's brand and corporate reputation. The Committee also took into account Mr. Swenson's level of stock ownership and concluded that, as the Company's largest stockholder, Mr. Swenson did not need any further incentive stock options and that available options should be used as incentives for other officers. The Compensation Committee has instead continued to utilize the Company's deferred salary plan to provide Mr. Swenson with incentives to defer salary and to continue to provide services to the Company for the opportunity to supplement his ultimate retirement income.

     The amount of base salary paid to each Named Executive Officer in 2004 is set forth in the summary compensation table on page 13.

Annual Performance Bonus

     The Company's executive officers are eligible for an annual cash performance bonus. In 2005, the Compensation Committee recommended the establishment of a bonus pool for the Company's officers in respect of 2004 results. The payment of annual bonuses to officers for 2004 depended on whether certain specified results or strategic objectives were achieved. The Compensation Committee approved the payment of bonuses to officers in those business units that achieved or exceeded the results or strategic objectives.

       The bonuses paid to each Named Executive Officer in respect of 2004 is set forth in the summary compensation table on page 13.

Stock Options

     Under the Company's 1994 Stock Plan, the Compensation Committee may grant stock options to the Company's executive officers. In general, the guidelines for the grant and size of stock option awards are based on factors similar to those used to determine base salaries. Stock options are typically granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of such options cannot be realized unless stock price appreciation occurs over time.

Conclusion

     Through the programs described above, a significant portion of the Company's executive compensation is linked directly to corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance.

COMPENSATION COMMITTEE

Charles M. Waite (Chairman) James L. Fox Pamela G. Sheiffer Frederick E. Webster Jr.

COMPENSATION OF DIRECTORS

     Directors who are not also officers of the Company are paid annual directors' retainers of $20,000. Audit Committee members are paid an additional annual retainer fee of $1,500 and members of other committees are paid additional annual retainers of $1,000 for each committee. Directors were also eligible for stock options grants under our Amended and Restated 1994 Stock Plan and will be eligible for grants under the 2005 Stock Plan (See Proposal No. 2).

EMPLOYMENT AGREEMENTS

      We have an employment agreement with Kurt M. Swenson (the "Swenson Employment Agreement") for retention of his services as President and Chief Executive Officer of the Company. The term of the Swenson Employment Agreement commenced on October 24, 1997, the date of consummation of the IPO (the "Commencement Date"), and continues until the fifth anniversary thereof, provided that on the third and each subsequent anniversary of the Commencement Date such term will automatically be extended for one additional year, unless, not later than ninety days prior to the expiration of the term, the Company or Mr. Swenson gives notice that the term will not be extended. The Swenson Employment Agreement has been automatically extended each year since 2000, and will, subject to further automatic extension, expire in October 2005. The Swenson Employment Agreement provides for continued payment of salary and benefits over the remainder of the term if Mr. Swenson's employment is terminated by the Company without Cause (as defined in the Swenson Employment Agreement) or as a result of death or disability or by Mr. Swenson for Good Reason (as defined in the Swenson Employment Agreement). The Swenson Employment Agreement also provides for a lump sum payment to Mr. Swenson equal to the sum of (i) accrued but unpaid salary, and a prorated bonus amount equal to the greater of the largest annual bonus paid to Mr. Swenson during the prior three years and the annual bonus payable in respect of the most recently completed fiscal year (the "Highest Annual Bonus"), through the date of termination and (ii) three times the sum of (A) his then annual salary and (B) Highest Annual Bonus, and for continuation of benefits for three years, if Mr. Swenson's employment is terminated by the Company (other than for Cause, death or disability) during the twelve-month period following, or prior to but in connection with, or by Mr. Swenson during the twelve-month period following, a Change in Control (as defined in the Swenson Employment Agreement). In the event of a termination related to a Change in Control, Mr. Swenson may elect in lieu of the lump sum payment described above, to receive in a lump sum or over the then remaining term of the Swenson Employment Agreement, an amount equal to the total amount he would have been entitled to receive if his employment had been terminated by the Company without Cause or by Mr. Swenson for Good Reason. If any payment or distribution by the Company to or for the benefit of Mr. Swenson under the Swenson Employment Agreement would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Swenson with respect to such excise tax, then Mr. Swenson will generally be entitled to receive an additional payment such that after payment by Mr. Swenson of all taxes, Mr. Swenson retains an amount of the additional payment equal to the excise tax imposed.

     We have an employment agreement with Rick Wrabel (the "Wrabel Employment Agreement") for retention of his services as President of the Memorials Division of the Company. The term of the Wrabel Employment Agreement commenced on May 17, 2004 and continues until the fifth anniversary thereof. The Wrabel Employment Agreement provides for continued payment of salary and benefits over a period of 12 months if Mr. Wrabel's employment is terminated by the Company without Cause (as defined in the Wrabel Employment Agreement) or if he terminates the Agreement for Good Reason (as defined in the Wrabel Employment Agreement). In such event, the Wrabel Employment Agreement also provides for payment of (i) earned, but unpaid bonus, prorated to the date of termination; (ii) continuation of health care coverage for a period of 12 months; and (iii) reimbursement for outplacement services in an aggregate amount not to exceed $10,000. The Wrabel Employment Agreement provides for a lump sum payment to Mr. Wrabel equal to two times his then current annual base salary if his employment is terminated by the Company within 12 months of a Change In Control (as defined by the Wrabel Employment Agreement) or if he terminates his employment for Good Reason within 12 months after the occurrence of a Change In Control. In addition, Mr. Wrabel would receive the payments and/or benefits set forth in (i), (ii) and (iii) above in the event of a termination in connection with a Change In Control. We have also agreed to reimburse Mr. Wrabel for housing expenses incurred while he is searching for a suitable residence in Vermont.

COMPARATIVE STOCKHOLDER RETURN

     The following graph compares on a cumulative basis the percentage change during the period from December 31, 1999 to December 31, 2004, in the total stockholder return on (i) the Class A Common Stock of the Company, (ii) the Russell 2000 Stock Price Index and (iii) an industry peer group index of the following six publicly traded companies: Carriage Services Inc., Hillenbrand Industries, Matthews International Corp., Service Corp. International, and Stewart Enterprises, Inc. (the "Industry Peer Group"). The graph assumes that the value of the investment in the Company's Class A Common Stock and in each index was $100 on December 31, 1998 and that all dividends were reinvested. The returns for each company in the Industry Peer Group are weighted according to such company's stock market capitalization at the beginning of each period for which a return is indicated. The stock price performance on the following graph and in the following table is not necessarily indicative of future stock price performance.

COMPARISON OF STOCKHOLDER TOTAL RETURN AMONG
ROCK OF AGES CORPORATION, THE RUSSELL 2000 STOCK PRICE INDEX AND
AN INDUSTRY PEER GROUP

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Rock of Ages Corporation	100	98.63	109.81	123.84	127.37	162.91
Russell 2000 Index	100	96.98	99.39	79.03	116.38	137.71
Industry Peer Group	100	92.19	132.65	111.90	176.81	122.67

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with and prior to its initial public offering in 1997, the Company effected a reorganization whereby, among other things, the Company's then parent corporation, Swenson Granite Company, Inc. ("Swenson Granite"), was merged with and into the Company, with the Company as the surviving corporation, and, immediately prior to such merger, Swenson Granite distributed its curb and landscaping business to its stockholders through a pro rata distribution of all of the member interests in a newly formed limited liability company named Swenson Granite Company LLC ("Swenson LLC"). Kurt M. Swenson, the Company's Chairman, President and Chief Executive Officer, and his brother Kevin C. Swenson, each own approximately 31% of Swenson Granite LLC. Certain other executive officers and directors of the Company collectively own approximately 9% of Swenson LLC. Kurt M. Swenson serves as a non-officer Chairman of the Board of Swenson LLC, but has no involvement with its day-to-day operations. Robert Pope, a holder of more than 5% of the Class B Common Stock, is the President and Chief Executive Officer, and including shares owned by his wife and children, owns 12% of Swenson LLC. Neither Kurt M. Swenson nor any other officer or director of the Company, receives salary, bonus, expenses or other compensation from Swenson LLC, except for any pro rata share of earnings attributable to their ownership interest in Swenson LLC.

     Swenson LLC owns two granite quarries, one in Concord, New Hampshire and another in Woodbury, Vermont. Both have been owned by Swenson LLC (or its predecessor Swenson Granite) for more than 40 years. Because of the proximity of the Woodbury quarry to Barre, Vermont, the Company provides, and may continue to provide, certain maintenance services and parts to the Woodbury quarry and is reimbursed for the cost of such services. During 2004, the Company received approximately $66,000 for such maintenance services and parts. Both the Company and Swenson LLC have the right to terminate these services at any time. The Company also purchases Concord blocks and other products from Swenson LLC at market prices. The Company's purchases of granite provided by Swenson LLC in 2004 were approximately $31,000. Swenson LLC also purchases granite blocks and slabs from the Company. Such purchases amounted to approximately $17,000 in 2004. The Company believes these arrangements with Swenson LLC are as favorable, or more favorable, to the Company than would be available from an unrelated party for comparable granite blocks. Both of Swenson LLC 's quarries produce gray granite primarily for curb and landscape use. Although Rock of Ages' gray granite from its Barre and Stanstead quarries is used primarily for memorial use, it may be in competition with Swenson LLC in some markets, including the supply of its gray granites for other than memorial use. Swenson LLC has supplied its Woodbury granite to manufacturers of government grave markers made for the Veterans' Administration for many years and Rock of Ages has not been in the business of selling or manufacturing its gray granites for use in Veterans markers.

     Swenson LLC owns approximately 5% of the common stock of Polycor, Inc. and Kurt M. Swenson has been a director of Group Polycor International and Polycor, Inc. since approximately 1991. Polycor is in the business of quarrying and manufacturing granite and marble and is engaged in all segments of the granite market. In a recent press release, Polycor described itself as the third largest granite company in North America. As such, it may be deemed to compete with both Rock of Ages and Swenson LLC in various markets. The primary businesses of Polycor are cut-to-size granite for building use, for thin slab sales, for tiles and for granite curb. Rock of Ages is not engaged in those segments of the granite markets. Polycor sells marble and granite blocks and slabs worldwide for all uses including monumental use and could be deemed in competition with Rock of Ages in some markets. Most of Polycor's granites are of different types than Rock of Ages, except for Polycor's gray granite, which is located near Rock of Ages' Stanstead quarry and is substantially identical to Stanstead gray. In 2003, Polycor sold its memorial manufacturing equipment and exited the manufacture and sale of finished granite memorials, but it continues to sell granite and marble blocks and slabs for memorial use.

In July 2004, the Company invested $3.5 million in FFS Holdings, Inc. ("FFS"). The investment, which includes voting and non-voting common shares, represents approximately 6% of the common voting shares and approximately 8% of the total common equity of FFS. FFS holds the stock of Forethought Financial Services, a leading provider of pre-need insurance trust service programs, which are currently marketed primarily through funeral directors. FFS was formed to acquire Forethought by The Devlin Group, a group of several senior insurance industry executives including Douglas M. Schair, a former director of the Company until his death on January 26, 2005, and a holder of approximately 12.5% of the Class A common stock of the Company. Mr. Schair's estate holds approximately 18% of the outstanding shares of FFS and until his death he held the position of Vice Chairman and Chief Investment Officer of FFS.

     We have a consulting agreement with Richard C. Kimball, a director of the Company and Vice Chairman of the Board. Pursuant to the agreement, we pay Mr. Kimball during 2005 a retainer of $60,000 for consulting services. The agreement was entered into in connection with Mr. Kimball's retirement from full time employment with the Company as January 1, 2005, as a result of the expected additional time to be spent by Mr. Kimball beyond the normal time commitments of outside directors, to assure completion of an orderly transition to others of all of his operating responsibilities, including certain strategic growth initiatives.

PROPOSAL NO. 2

APPROVAL OF ROCK OF AGES CORPORATION 2005 STOCK PLAN

General

In this proposal, you are being asked to approve the Company's 2005 Stock Plan.

     The 2005 Stock Plan is intended to replace the 1994 Plan which expired in November 2004. The 1994 Plan was approved by the shareholder of Rock of Ages Corporation. Although grants made, and not previously expired or terminated, under the 1994 Plan prior to its expiration remain outstanding, no further grants may be made under the 1994 Plan. The Compensation Committee and the board of directors believe that stock-based awards can be an important component of the Company's overall compensation package for management in order to help align their interests with those of stockholders and to attract and retain highly qualified management personnel. Accordingly, in April 2005, the Compensation Committee recommended, and the board of directors approved and adopted, the 2005 Stock Plan, subject to stockholder approval. Up to 550,000 shares of Class A Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards to be granted under the 2005 Stock Plan.

     Stockholder approval of the 2005 Stock Plan is required under NASDAQ Marketplace Rule 4350(i)(1)(A) and to allow incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended (referred to as the "Internal Revenue Code"), to be granted under the 2005 Stock Plan. In addition, if the 2005 Stock Plan is approved by stockholders, the Company believes that awards to be granted under the 2005 Stock Plan will be eligible to qualify as performance-based compensation permitted to be excluded from the limit of $1,000,000 imposed by Section 162(m) of the Internal Revenue Code on the amount of compensation that may be deducted by a public company in any tax year with respect to the company's chief executive officer and four next highest compensated executive officers.

Summary of 2005 Stock Plan

     A summary of the 2005 Stock Plan is set forth below. The summary is qualified in its entirety by reference to the complete text of the 2005 Stock Plan included as Appendix A to this proxy statement.

Description of Principal Features of the 2005 Stock Plan

     The 2005 Stock Plan permits awards of restricted stock and awards of stock options (including both incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code and nonqualified options ("NQSOs"), which are options that do not qualify as ISOs). As noted above, a maximum of 550,000 shares of Class A common stock may be issued under the 2005 Stock Plan, subject to equitable adjustment upon the occurrence of any dividend, distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event. The maximum number of shares of common stock that may be the subject of awards (including awards in the form of incentive stock options) to a participant in any calendar year is 150,000. The market price per share of the Class A common stock at the of close of business on April 29, 2005 was $6.45. Officers, including the Named Executive Officers, non-employee directors, consultants and employees are eligible to receive awards under the 2005 Stock Plan, in the discretion of the Committee. There are approximately 725 eligible participants.

     The 2005 Stock Plan will be administered by the Compensation Committee, which will have the authority to determine the recipients of awards under the plan and, subject to the plan, the terms and conditions of such awards. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine, as reflected in the applicable award agreement. The Compensation Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award.

     Stock Options. Options entitle the holder to purchase shares of Class A common stock during a specified period at a purchase price specified by the Compensation Committee (but at a price not less than 100% of the fair market value of the common stock on the date the option is granted, or 110% of such fair market value in the case of ISOs granted to 10% stockholders). Each option granted under the 2005 Stock Plan will be exercisable for a maximum period of 10 years from the date of grant, or such lesser period as the Compensation Committee shall determine. Options may be exercised in whole or in part by: the payment in cash of the full option price of the shares purchased; by tendering shares of common stock held by the person for at least six months with a fair market value equal to the option price of the shares purchased; or, if permitted by the Compensation Committee, through other methods, such as a cashless exercise program established with a securities brokerage firm.

     The 2005 Stock Plan provides that a participant who terminates employment other than for cause, death, disability or retirement shall generally have 90 days to exercise the vested portion of his or her option grant. If a participant dies, options will become fully vested and exercisable and the participant's legal representatives may generally exercise the award within one year of the participant's death. The 2005 Stock Plan provides that upon a participant's retirement or termination due to disability, awards may generally be exercised within one year of termination to the extent vested upon such termination.

     Restricted Stock. The Compensation Committee may grant restricted shares of common stock to eligible participants, in such amounts, at such price, if any, and subject to such terms and conditions as the Compensation Committee may determine in its discretion. Except for forfeiture restrictions, restrictions on transfer and such other restrictions as the Compensation Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Compensation Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions.

     Performance-Based Awards. The vesting of awards of options or restricted stock made under the 2005 Stock Plan may be made subject to the achievement of performance goals, as determined by the Compensation Committee. The performance goals may be based upon business criteria, such as return on total stockholder equity; earnings or book value per share of Class A common stock; net income (before or after taxes); earnings before all or any interest, taxes, depreciation and/or amortization; inventory goals; return on assets, capital or investment; market share; cost reduction goals; earnings from continuing operations; levels of expense, costs or liabilities; department, division or business unit level performance; operating profit; sales or revenues; stock price appreciation; total stockholder return; implementation or completion of critical projects or processes; or any combination of the foregoing.

Other Information Regarding the 2005 Stock Plan

      Each member of the Compensation Committee is currently, and is expected to be in the future, a "non-employee director" (within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934), an "outside director" (within the meaning of Section 162(m) of the Internal Revenue Code) and an "independent director" within the meaning of NASDAQ Marketplace Rule 4200(a)(15).

     The 2005 Stock Plan may be amended by the board of directors, subject to stockholder approval where necessary to satisfy applicable laws or regulatory requirements. No option under the 2005 Stock Plan may be repriced, regranted through cancellation or otherwise amended to reduce the exercise price without the approval of the Company's stockholders.

Awards granted under the 2005 Stock Plan are non-transferable, other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or as otherwise permitted by the Committee.

New Plan Benefits

     There have been no awards granted under the 2005 Stock Plan to date. Additionally, inasmuch as awards under the 2005 Stock Plan will be granted at the sole discretion of the Committee, we cannot determine at this time either the persons who will receive awards under the 2005 Stock Plan or the amount of any such awards.

Federal Income Tax Consequences

     Set forth below is a discussion of certain United States federal income tax consequences with respect to awards that may be granted pursuant to the 2005 Stock Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the 2005 Stock Plan.

     Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are issued to a participant ("Option Shares") pursuant to the exercise of an ISO and the participant does not dispose of the Option Shares within the two-year period after the date of grant or within one year after the receipt of such Option Shares by the participant (a "disqualifying disposition"), then, generally (i) the participant will not realize ordinary income with respect to the option and (ii) upon sale of such Option Shares, any amount realized in excess of the exercise price paid for the Option Shares will be taxed to such participant as capital gain. The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant's "alternative minimum taxable income."

    If Option Shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the Option Shares at the time of exercise (or, if less, the amount realized on the disposition of the Option Shares) over the exercise price paid for the Option Shares.

    Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NQSO as discussed below.

    Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the Option Shares at the time of exercise over the exercise price paid for the Option Shares.

    In the event of a subsequent sale of Option Shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the Option Shares over the participant's basis in such Option Shares. The participant's basis in the Option Shares will generally equal the amount paid for the Option Shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

    Restricted Stock. A participant will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Internal Revenue Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to us. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, we generally will be entitled to a deduction in the same amount.

     Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares.

Equity Compensation Plan Information

The following table sets forth information regarding the Company's equity compensation plan as of December 31, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	498,000	$6.56	None (1)

Equity compensation plans not approved by security holders	None	None	None

Total	498,000	$6.56	None

(1)	The Rock of Ages Corporation Amended and Restated 1994 Stock Plan expired in November 2004. While grants made prior to expiration remain outstanding, no further grants may be made under that Plan.

Effect if Stockholders Do Not Approve

If stockholders do not approve the 2005 Stock Plan it will not go into effect and no awards will be granted thereunder. Given that the Company's 1994 Stock Option Plan has expired by its terms, the Compensation Committee will be unable to award any stock options to any employee. In that event, the board of directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Recommended Vote

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2 TO APPROVE THE 2005 STOCK PLAN. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" PROPOSAL NO. 2 TO APPROVE THE 2005 STOCK PLAN.

 AUDIT COMMITTEE REPORT

      The Audit Committee has the responsibility and authority described in the amended and restated Audit Committee Charter which has been approved and adopted by the board of directors. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm performing the external audit of the Company. Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations.

      In fulfilling its oversight responsibilities, the Audit Committee met and held discussions with management and the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent registered public accounting firm. The Audit Committee discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees), and as otherwise modified or supplemented, including the quality and acceptability of the Company's accounting principles as applied in its financial reporting and the reasonableness of significant judgments.

      The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the Audit Committee discussed with the independent registered public accounting firm the firm's independence. The Audit Committee also considered whether non-audit services provided by the Company's independent registered public accounting firm during the last fiscal year and described on page 24 of this proxy statement were compatible with maintaining the firm's independence.

      Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission on March 30, 2005, and the board of directors approved such inclusion. The Audit Committee also appointed KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2005, and the board of directors ratified such appointment.

AUDIT COMMITTEE

James L. Fox (Chairman) Charles M. Waite Frederick E. Webster, Jr.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

     The Audit Committee has appointed KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2005. The board of directors has directed that this appointment be submitted to the stockholders for ratification at the annual meeting. KPMG LLP has audited the Company's financial statements since 1990. Representatives of KPMG LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

     Stockholder ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2005 is not required by our Amended and Restated By-Laws, or otherwise, but is being pursued as a matter of good corporate practice. In the event the Company's stockholders fail to ratify the appointment, the Audit Committee will reconsider the retention of that firm. Even if the appointment is ratified, the Audit Committee, in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by proxy at the annual meeting will be required to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2005.

     The following table shows the fees paid by the Company for the audit and other services provided by KPMG for fiscal 2004 and 2003.

    The Audit Committee did not utilize the de minimis exception to the pre-approval requirements to approve any services provided by KPMG during fiscal 2004.

	2004	2003

Audit Fees (1)	$402,958	$319,340
Tax Fees (2)	99,407	155,390
All Other Fees	—	—

Total	$502,365	$474,730

(1)

Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	For fiscal 2004 and 2003, respectively, tax fees principally included tax compliance fees of $76,350 and $70,650, and tax advice and tax planning fees of $23,057 and $84,740.

     The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company's independent auditors, provided the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting and the Audit Committee ratifies the approval of such non-audit services by the Chair.

       THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" SUCH RATIFICATION.

OTHER MATTERS

     The board of directors does not know of any other matters to come before the annual meeting other than those described above. However, if any such other matters shall properly come before the annual meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy card(s) to exercise such proxies and thus vote the shares represented thereby in accordance with their best judgment to the extent permitted by the applicable rules of the Securities and Exchange Commission. Discretionary authority for them to do so is contained in the enclosed proxy card(s).

STOCKHOLDER PROPOSALS

     Under the rules and regulations of the Securities and Exchange Commission, proposals of stockholders intended to be presented in the Company's proxy statement and forms of proxy for the Company's 2006 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 20, 2006 and must otherwise satisfy the conditions established by the Securities and Exchange Commission to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

       Under our Amended and Restated By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in the Company's proxy statement and forms of proxy) at the Company's 2006 Annual Meeting of Stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than February 22, 2006 and not later than March 24, 2006. The notice must contain certain information as specified in our Amended and Restated By-Laws. Any such proposal received after March 24, 2006 will not be considered "timely" under the federal proxy rules for purposes of determining whether the proxies designated by the Company for such meeting may use discretionary authority to vote on such proposal.

ANNUAL REPORT AND FORM 10-K

     The Company is sending, prior to or concurrently with this proxy statement, to all of its stockholders of record as of April 29, 2005, a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2004. The 2004 Annual Report includes the Company's audited consolidated financial statements for the fiscal year ended December 31, 2004.

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (excluding exhibits) as filed with the Securities and Exchange Commission is available without charge upon written request by any stockholder to Rock of Ages Corporation, 369 North State St., Concord, New Hampshire 03301, Attention: Investor Relations.

By Order of the Board of Directors

Michael B. Tule Secretary

Graniteville, Vermont
May 20, 2005

APPENDIX A

ROCK OF AGES CORPORATION
2005 STOCK PLAN

1.     Purpose; Establishment.

The Rock of Ages Corporation 2005 Stock Plan (the "Plan") is intended to attract and retain employees, non-employee directors and consultants of the Company, to motivate them to achieve long-term Company goals and to further align their interests with those of the Company's stockholders. The Plan has been adopted and approved by the Board of Directors and shall become effective as of April 28, 2005, subject to the approval of the shareholders of the Company.

2.      Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

(a)

"Affiliate" means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

(b)	"Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award or a notice of an Award delivered to a Participant by the Company.

(c)	"Award" shall mean any grant of Options or Restricted Stock made pursuant to the terms of the Plan.

(d)	"Board of Directors" shall mean the Board of Directors of the Company.

(e)

"Business Criteria" shall mean (1) return on total stockholder equity; (2) earnings or book value per share of Company Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); (5) inventory goals; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations; (10) levels of expense, costs or liabilities; (11) department, division or business unit level performance; (12) operating profit; (13) sales or revenues; (14) stock price appreciation; (15) total stockholder return; (16) implementation or completion of critical projects or processes; or (17) any combination of the foregoing. Where applicable, Business Criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, or a department, division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Business Criteria may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Business Criteria shall be determined, where applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Business Criteria in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

i

(f)	"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)

"Committee" shall mean the Compensation Committee of the Board of Directors, which shall consist of two or more persons, each of whom shall qualify as an "outside director" within the meaning of Section 162(m) of the Code, a "nonemployee director" within the meaning of Rule 16b-3 and as "independent directors" within the meaning of NASDAQ Rule 4350(c)(3).

(h)	"Company" shall mean Rock of Ages Corporation, a Delaware corporation, and, where appropriate, each of its Affiliates.

(i)	"Company Stock" shall mean the Class A common stock of the Company, $.01 per share par value.

(j)	"Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

(k)	"Effective Date" shall mean April 28, 2005.

(l)	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m)

"Fair Market Value" shall be determined with respect to Company Stock as of the last business day for which the prices or quotes referred to in this sentence are available prior to the applicable date and shall mean (i) the average (on that date) of the high and low prices of the Company Stock on the principal national securities exchange on which the Company Stock is traded, if the Company Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Company Stock on the NASDAQ National Market, if the Company Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Company Stock is not then listed on the NASDAQ National Market. However, if the Company Stock is not publicly traded at an applicable time, "fair market value" shall be deemed to be the fair market value of the Company Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Company Stock in private transactions negotiated at arm's length.

(n)

"Incentive Stock Option" shall mean an Option that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and which is designated by the Committee as an Incentive Stock Option.

(o)	"Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

(p)	"Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 hereof.

(q)	"Participant" shall mean an employee, non-employee director or consultant of the Company to whom an Award is granted pursuant to the Plan.

(r)	"Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to restrictions as set forth in Section 8(d).

(s)	"Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(t)	"Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

(u)	"Subsidiary" shall mean a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

3.      Stock Subject to the Plan.

(a)

Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 550,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued shares of Company Stock or authorized and issued shares of Company Stock held in the Company's treasury.

(b)

Adjustment for Change in Capitalization. In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee may adjust, in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the limitations set forth in Sections 3(a), (b), (c) and (d); provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code and any regulations thereunder.

(c)

Reuse of Shares. Except to the extent that to do so would prevent the grant of Incentive Stock Options hereunder, the following shares of Company Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award without having been exercised or settled; (2) any shares subject to an Award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an Award; and (3) a number of shares equal to the number of previously owned shares of Company Stock surrendered to the Company as payment of the exercise price of an Option or to satisfy tax withholding obligations with respect to an Award.

4.    Administration of the Plan.

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Company Stock or cash or other property to which an Award may relate and the terms, conditions, restrictions and Business Criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may, in its sole and absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option becomes exercisable, (b) waive or amend the operation of Plan provisions respecting exercise of an Option after termination of employment (provided that the term of an Option may not be extended beyond ten years from the date of grant), (c) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, and (d) otherwise adjust any of the terms applicable to any Award in a manner consistent with the terms of the Plan. Notwithstanding anything in the Plan to the contrary, the powers and authority of the Committee shall be exercised by the Board of Directors in the case of Awards made to non-employee directors.

5.     Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company), consultants to the Company and non-employee directors of the Company, in each case as the Committee (or, in the case of non-employee directors, the Board of Directors) shall select from time to time. The grant of an Award hereunder in any year to any employee, non-employee director or consultant shall not entitle such person to a grant of an Award in any future year. No participant in the Plan shall be granted stock rights which, in the aggregate, exceed 150,000 shares of Class A Common Stock, $.01 par value, of the Company in any calendar year.

6.     Awards Under the Plan; Agreement.

The Committee may grant Options and Restricted Stock in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan. By accepting an Award, a Participant shall be deemed to agree that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.    Options.

(a)

Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. All Options shall be non-transferable, except by will or the laws of descent and distribution or except as otherwise determined by the Committee with respect to a Nonqualified Stock Option.

(b)

Exercise Price. Each Agreement with respect to an Option shall set forth the amount per share (the "Option Exercise Price") payable by the Participant to the Company upon exercise of the Option which shall not be less than the Fair Market Value of the Company Stock subject to the option determined as of the date of grant.

(c)	Term and Exercise of Options.

(i)

Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. Subject to Section 7(d) hereof, the Committee shall determine the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

(ii)

An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

(iii)

Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(d)

Provisions Relating to Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(e)

Effect of Termination of Employment (or Provision of Services). In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate for any reason other than (i) cause (as defined in the applicable Agreement or, if not so defined, as determined by the Committee), (ii) death or (iii) disability or retirement, each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the 90 day period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the death of the Participant, each Option granted to such Participant that is outstanding as of the date of death shall become fully exercisable and shall remain exercisable by the Participant's legal representatives, heirs or legatees for the one year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. In the event of the termination of a Participant's employment for cause, each outstanding Option granted to such Participant shall terminate at the commencement of business on the date of such termination. In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the disability or retirement of the Participant (in each case as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall remain exercisable by the Participant (or such Participant's legal representatives) for the one year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of a termination due to disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee).

(f)

Leave of Absence. In the case of any Participant on an approved leave of absence, the Committee may make such provision respecting the continuance of the Option while in the employ or service of the Company as it may deem equitable, except that in no event may an Option be exercised after the expiration of its term.

v

8.     Restricted Stock.

(a)	Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b)

Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 8(h), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

(c)

Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

(d)

Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant's rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

(e)	Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f)

Issuance of Certificates. The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) subject to applicable law, the Participant's ownership of the Restricted Stock shall be registered by the Company in book entry form.

(g)

Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

(h)

Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Agreement, and subject to the Committee's authority under Section 4 hereof, upon the termination of a Participant's employment (or upon cessation of such Participant's services to the Company) for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

9.     Special Provisions Regarding Certain Awards.

The Committee may make Awards hereunder to Covered Employees (or to individuals whom the Committee believes may become Covered Employees) that are intended to qualify as performance-based compensation under Section 162(m) of the Code. The exercisability and/or payment of such Awards may be subject to the achievement of performance goals based upon one or more Business Criteria and to certification of such achievement in writing by the Committee. Such performance goals shall be established in writing by the Committee not later than the time period prescribed under Section 162(m) and the regulations thereunder. All provisions of such Awards which are intended to qualify as performance-based compensation shall be construed in a manner to so comply.

10.    Rights as a Stockholder.

No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except for adjustments provided in Section 3(e), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

11.   No Employment Rights; No Right to Award.

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by or provision of services to the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

12.  Securities Matters.

(a)

Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or advisable.

(b)

The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13.    Withholding Taxes.

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld.  Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

14.    Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.    Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

16.    Amendment or Termination of the Plan.

The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required for any such amendment if and to the extent such approval is required in order to comply with applicable law (including, but not limited to, the incentive stock options regulations and any amendments thereto), or stock exchange or automated quotation system listing requirement. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Sections 3 and 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Award. In addition, the Board of Directors shall not, without the prior approval of the Company's stockholders, amend any Option outstanding under the Plan to reduce the exercise price of such Option (other than equitable adjustments made in accordance with Section 3(e)); nor shall the Board, without the prior approval of the Company's stockholders, cancel any Option or other Award outstanding under the Plan and then subsequently re-grant to the Participant the same Option with a lower exercise price.

17.    Transfers Upon Death.

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

18.    Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.

19.    Effective Date.

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void.

20.   Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

21.   Participant Rights.

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants.

22.    Unfunded Status of Awards.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

23.    No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

24.    Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

25.   Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF

ROCK OF AGES CORPORATION

CLASS A COMMON STOCK

June 22, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

a

The Board of Directors Recommends a vote FOR the election of Pamela G. Sheiffer and Frederick E. Webster Jr. as directors (Proposal No. 1), FOR the approval of the Company's 2005 Stock Plan (Proposal No. 2) and FOR ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2005 (Proposal No. 3).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors duly nominated.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ Pamela G. Sheiffer
- ○ Frederick E. Webster Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Proposal to approve the Company's 2005 Stock Plan.	☐	☐	☐
3. Proposal to ratify the appointment of KPMG LLP as Company's independent registered public accounting firm for fiscal 2005.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLASS A COMMON STOCK

ROCK OF AGES CORPORATION

Proxy Solicited by the Board of Directors

Annual Meeting of Stockholders - June 22, 2005

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on June 22, 2005 and any adjournments or postponements thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof, the election of an alternative person or persons to serve as a director if for any reason either or both of Pamela G. Sheiffer or Frederick E. Webster Jr. is unable to or will not serve, and other matters incident to the conduct of the Meeting or any adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of Pamela G. Sheiffer and Frederick E. Webster Jr.as directors (Proposal No. 1), FOR the approval of the Company's 2005 Stock Plan (Proposal No. 2) and FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2005 (Proposal No. 3). Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting or any adjournments or postponements thereof, the election of an alternative person or persons to serve as director if for any reason either or both of Pamela G. Sheiffer and Frederick E. Webster Jr. is unable to or will not serve, and other matters incident to the conduct of the Meeting. The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2004 Annual Report.

(continued - to be dated and signed on reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

ROCK OF AGES CORPORATION

CLASS A COMMON STOCK

June 22, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

The Board of Directors Recommends a vote FOR the election of Pamela G. Sheiffer and Frederick E. Webster Jr. as directors (Proposal No. 1), FOR the approval of the Company's 2005 Stock Plan (Proposal No. 2) and FOR ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2005 (Proposal No. 3).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors duly nominated.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Pamela G. Sheiffer
○ Frederick E. Webster Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to approve the Company's 2005 Stock Plan.	☐	☐	☐
3. Proposal to ratify the appointment of KPMG LLP as Company's independent registered public accounting firm for fiscal 2005.	☐	☐	☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

ROCK OF AGES CORPORATION

CLASS B COMMON STOCK

June 22, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

The Board of Directors Recommends a vote FOR the election of Pamela G. Sheiffer and Frederick E. Webster Jr. as directors (Proposal No. 1), FOR the approval of the Company's 2005 Stock Plan (Proposal No. 2) and FOR ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2005 (Proposal No. 3).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors duly nominated.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Pamela G. Sheiffer
○ Frederick E. Webster Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to approve the Company's 2005 Stock Plan.	☐	☐	☐
3. Proposal to ratify the appointment of KPMG LLP as Company's independent registered public accounting firm for fiscal 2005.	☐	☐	☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLASS B COMMON STOCK

ROCK OF AGES CORPORATION

Proxy Solicited by the Board of Directors

Annual Meeting of Stockholders - June 22, 2005

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class B Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on June 22, 2005 and any adjournments or postponements thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof, the election of an alternative person or persons to serve as a director if for any reason either or both of Pamela G. Sheiffer or Frederick E. Webster Jr. is unable to or will not serve, and other matters incident to the conduct of the Meeting or any adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of Pamela G. Sheiffer and Frederick E. Webster Jr.as directors (Proposal No. 1), FOR the approval of the Company's 2005 Stock Plan (Proposal No. 2) and FOR the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2005 (Proposal No. 3). Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting or any adjournments or postponements thereof, the election of an alternative person or persons to serve as director if for any reason either or both of Pamela G. Sheiffer and Frederick E. Webster Jr. is unable to or will not serve, and other matters incident to the conduct of the Meeting. The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2004 Annual Report.

(continued - to be dated and signed on reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

ROCK OF AGES CORPORATION

CLASS B COMMON STOCK

June 22, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

\- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

\- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

The Board of Directors Recommends a vote FOR the election of Pamela G. Sheiffer and Frederick E. Webster Jr. as directors (Proposal No. 1), FOR the approval of the Company's 2005 Stock Plan (Proposal No. 2) and FOR ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2005 (Proposal No. 3).

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors duly nominated.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Pamela G. Sheiffer
- ○ Frederick E. Webster Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Proposal to approve the Company's 2005 Stock Plan.	☐	☐	☐
3. Proposal to ratify the appointment of KPMG LLP as Company's independent registered public accounting firm for fiscal 2005.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.